Exhibit 10.5

AMENDMENT TO MANAGEMENT AGREEMENT

This AMENDMENT TO MANAGEMENT AGREEMENT (this “Amendment”), dated as of May 11, 2006, by and among vFINANCE INVESTMENTS, INC., a Florida corporation (“VF”), STERLING FINANCIAL INVESTMENT GROUP, INC., a Florida corporation (“SFIG”), and STERLING FINANCIAL GROUP OF COMPANIES, INC., a Delaware corporation (“Corporation”) hereby amends that certain Asset Purchase Agreement by and among each of the Parties hereto.

RECITALS:

Buyer, VF, SFIG and Corporation (collectively, the “Parties”) have entered into a Management Agreement dated January 10, 2006, as amended (the “Management Agreement”) and the consummation of the transactions contemplated therein is subject to NASD approval.

Each of VF, SFIG and Corporation desires to amend the Management Agreement in order to provide additional time to obtain NASD approval of the transaction described in the Asset Purchase Agreement, as amended.

NOW, THEREFORE, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties, covenants and agreements herein contained, the parties agree as follows:

1.	The Parties agree that Section 11. a. iv. of the Management Agreement shall be amended to delete the date “April 30, 2005[sic]” and replace such date with “May 15, 2006”.

2.
All other provisions of the Management Agreement shall remain in full force and effect. The Management Agreement is incorporated by reference herein, as modified by the changes herein. Each term which is capitalized but not defined herein shall have the meaning ascribed thereto in the Management Agreement. The Management Agreement, as amended by this Amendment constitutes the entire agreement of the Parties with respect to the subject matter hereof. In the event of any inconsistency between the terms of this Amendment and the Management Agreement, the terms of this Amendment shall govern and prevail.

3.
This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument. The Parties to this Amendment need not execute the same counterpart.

IN WITNESS WHEREOF, the Parties have caused this Amendment to be duly executed as of the date first above written.

VFINANCE INVESTMENTS, INC.

By:	/s/ Leonard Sokolow
Name: Leonard Sokolow
Title: Chairman

STERLING FINANCIAL INVESTMENT GROUP, INC.

By:	/s/ Charles P. Garcia
Name: Charles P. Garcia
Title: CEO

STERLING FINANCIAL GROUP OF COMPANIES, INC.

By:	/s/ Charles P. Garcia
Name: Charles P. Garcia
Title: CEO